                                                                  EXHIBIT 10.1

                    FOURTH AMENDMENT TO CREDIT AGREEMENT
                    ------------------------------------

          1. Reference is made to that certain Credit Agreement dated as of June 6, 1997 (the "Credit Agreement"), as amended by that certain First
                   ----------------
Amendment to Credit Agreement dated as of June 26, 1998, as further amended by that certain Second Amendment to Credit Agreement dated as of December 18, 1998 and as further amended by that certain Third Amendment to Credit Agreement dated as of August 31, 1999 by and among Quantum Corporation, a Delaware corporation (the "Borrower"), each of the financial institutions listed in Schedule I to the
                                                               -----------------
Credit Agreement (individually, a "Bank" and, collectively, the "Banks"),
----------------                   ----                          -----
Canadian Imperial Bank of Commerce, as administrative agent for the Banks (in such capacity, "Administrative Agent"), ABN AMRO Bank, N.V ("ABN"), and CIBC
                --------------------
Inc., as co-arrangers for the Banks, ABN, as syndication agent for the Banks, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as documentation agent for the Banks, and BankBoston, N.A., The Bank of Nova Scotia, Fleet National Bank and The Industrial Bank of Japan, Limited, as co-agents for the Banks (as amended, the "Credit Agreement").
                                                             ----------------

          2. The Banks executing this Amendment constituting Majority Banks hereby agree that, subject to the satisfaction of the conditions set forth in Paragraph 3 below, Subparagraph 5.02(f) of the Credit Agreement is hereby
-----------        --------------------------------------------
amended by changing clause (iv) thereof to read in its entirety as follows:
                    -----------

              (iv) Borrower may purchase Equity Securities pursuant to stock repurchase programs, provided that the aggregate payments under such programs do not exceed (A) during fiscal year 1999, twenty-three percent (23%) of Tangible Net Worth as determined as of the fiscal quarter ending March 31, 1998, (B) during fiscal year 2000, twenty percent (20%) of Tangible Net Worth as determined as of the fiscal quarter ending June 27, 1999 plus an additional seventy five million dollars ($75,000,000), and (C) during all other fiscal years until the Maturity Date, ten percent (10%) of Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination;

          3.  The amendment effected by Paragraph 2 above shall become effective
                                        -----------
as of 8:30 a.m. Pacific Standard Time November 8, 1999 (the "Effective Date"),
                                                             --------------
subject to: (1) receipt by Orrick, Herrington & Sutcliffe LLP, counsel to Administrative Agent, on or prior to the Effective Date, of a duly executed copy of this Amendment from Borrower and the Banks constituting the Majority Banks; and (2) receipt by Administrative Agent on behalf of each individual Bank that executes this Amendment on or prior to the Effective Date of a non refundable amendment fee payable to each such Bank in the amount of five thousand dollars ($5,000).

          4. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

          IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of November 8, 1999.


                              QUANTUM CORPORATION

                          By:  /s/ Andrew Kryder
                              --------------------------------------------------
                              Name:   Andrew Kryder
                              Title:  Vice President, Finance & General Counsel


                              ABN AMRO BANK N.V.

                          By:  /s/ Nanci H. Meyer
                              --------------------------------------------------
                              Name:   Nanci H. Meyer
                              Title:  Vice President

                          By:  /s/ Robert N. Hartinger
                              --------------------------------------------------
                              Name:   Robert N. Hartinger
                              Title:  Senior Vice President


                              BANKBOSTON, N.A.

                          By:  /s/ John B. Desmond
                              --------------------------------------------------
                              Name:   John B. Desmond
                              Title:  Vice President


                              BANKBOSTON, N.A.

                          By:  /s/ Thomas W. Davies
                              --------------------------------------------------
                              Name:   Thomas W. Davies
                              Title:  Senior Vice President


                              THE BANK OF NOVA SCOTIA

                          By:  /s/ John Quick
                              --------------------------------------------------
                              Name:   John Quick
                              Title:  Managing Director

                              BANQUE NATIONALE DE PARIS

                          By:  /s/ Michael D. McCorriston
                              --------------------------------------------------
                              Name:   Michael D. McCorriston
                              Title:  Vice President

                          By:  /s/ David W. Low
                              --------------------------------------------------
                              Name:   David W. Low
                              Title:  Vice President & Manager


                              CANADIAN IMPERIAL BANK OF COMMERCE

                          By:  /s/ Carter Harned
                              --------------------------------------------------
                              Name:   Carter Harned
                              Title:  CIBC World Markets Corp., AS AGENT


                              GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank

                          By:  /s/ Gregory Hong
                              --------------------------------------------------
                              Name:   Gregory Hong
                              Title:  Duly Authorized Signatory


                              KEYBANK NATIONAL ASSOCIATION, as a Bank

                          By:  /s/ Kevin P. McBride
                              --------------------------------------------------
                              Name:     Kevin P. McBride
                              Title:  Senior Vice President


                              MELLON BANK, as a Bank

                          By:  /s/ John N. Cate
                              --------------------------------------------------
                              Name:   John N. Cate
                              Title:  Vice President

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED

                          By:  /s/ Albert Bracht
                              --------------------------------------------------
                              Name:   Albert Bracht
                              Title:  Senior Vice President


                              THE MITSUBISHI TRUST AND BANKING CORPORATION

                          By:  /s/ Beatrice E. Kossodo
                              --------------------------------------------------
                              Name:   Beatrice E. Kossodo
                              Title:  Senior Vice President


                              UNION BANK OF CALIFORNIA, N.A.

                          By:  /s/ Glenn Leyrer
                              --------------------------------------------------
                              Name:   Glenn Leyrer
                              Title:  Vice President